UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.             )

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☐	Preliminary information statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive information statement

ESSENTIAL GROUP, INC.

(Name of Registrant As Specified In Its Charter)

AMERICASDOCTOR, INC.

(Former Name if Changed Since Last Report)

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ESSENTIAL GROUP, INC.

1325 Tri-State Parkway, Suite 300

Gurnee, Illinois 60031

April 28, 2004

To the Stockholders of

Essential Group, Inc.:

The Information Statement is being circulated to the stockholders of Essential Group, Inc., a Delaware corporation (“Essential Group” and formerly known as AmericasDoctor, Inc.), in connection with the taking of corporate action without a meeting upon the written consent of the holders of a majority of the outstanding voting securities of Essential Group. As more completely described in the Information Statement, the election of five directors to serve as directors of Essential Group until the next annual meeting of Essential Group’s stockholders or until their successors have been elected and qualified was taken pursuant to the written consent of stockholders of Essential Group dated April 26, 2004. The Information Statement is being sent or given to the stockholders of Essential Group on or about April 28, 2004.

Very truly yours,

/s/ C. Lee Jones

C. Lee Jones

Chairman, President and Chief Executive Officer

ESSENTIAL GROUP, INC.

1325 Tri-State Parkway, Suite 300

Gurnee, Illinois 60031

INFORMATION STATEMENT

dated April 28, 2004

GENERAL

This Information Statement is being circulated to the stockholders of Essential Group, Inc., a Delaware corporation, in connection with the taking of corporate action without a meeting upon the written consent of the holders of a majority of the outstanding voting securities of Essential Group.

Unless otherwise noted, references to “Essential Group,” “we,” “our,” or “us” mean Essential Group, Inc., a Delaware corporation, and its subsidiary, AmericasDoctor.com Coordinator Services, Inc., a Delaware corporation. Our principal executive offices are located at 1325 Tri-State Parkway, Suite 300, Gurnee, Illinois 60031, and our telephone number is (847) 855-7500.

We were formerly known as “AmericasDoctor, Inc.” On March 24, 2004, in connection with our strategic plan to expand into the clinical research organization (CRO) business, we changed our name to “Essential Group, Inc.” For a description of our business plan and CRO services, please see our Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 19, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

As more completely described below, the stockholders representing more than a majority of the voting securities of Essential Group have consented to the election of five directors to serve as directors of Essential Group until the next annual meeting of Essential Group’s stockholders or until their successors have been elected and qualified.

This Information Statement is being sent or given to the stockholders of Essential Group on or about April 28, 2004. The cost of this Information Statement, consisting of printing, handling and mailing of the Information Statement and related materials, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of common and preferred stock will be paid by Essential Group.

VOTING SECURITIES

On February 5, 2004, our Board of Directors adopted resolutions proposing and declaring advisable that we submit to our stockholders by written consent the election of our directors. As of the close of business on April 1, 2004, the record date for the determination of stockholders to whom this Information Statement is sent, Essential Group had outstanding 3,430,043 shares of Class A common stock, par value $.001 per share, 685,324 shares of Class B common stock, par value $.001 per share, 150,884 shares of Series A-1 preferred stock, par value $.001 per share, 149,602 shares of Series A-2 preferred stock, par value $.001 per share, 297,768 shares of Series A-3 preferred stock, par value $.001 per share, 888,889 shares of Series A-4 preferred stock, par value $.001 per share, 569,861 shares of Series A-5 preferred stock, par value $.001 per share, 2,726,450 shares of Series A-6 preferred stock, par value $.001 per share, 209,167 shares of Series A-7 preferred stock, par value $.001 per share, 228,436 shares of Series B contingent convertible preferred stock, par value $.001 per share, and 30,164 shares of Series E preferred stock, par value $.001 per share. As of April 1, 2004, there were no shares of Series C contingent convertible preferred stock, par value $.001 per share, of Essential Group outstanding. Holders of the Class A common stock are entitled to cast one vote for each share of Class A common stock then registered in the holder’s name. Holders of the Series A-1 preferred stock, Series A-2 preferred stock, Series A-3 preferred stock, Series A-4 preferred stock, Series A-5 preferred stock, Series A-6 preferred stock and Series E preferred stock are entitled to one vote for each share of Class A common stock into which such preferred stock is convertible as of the record date. The holders of the Series A-1 preferred stock, Series A-2 preferred stock, Series A-3 preferred stock, Series A-4 preferred stock, Series A-5 preferred stock, Series A-6 preferred stock, Series E preferred stock and Class A common stock vote together as a single class on all matters brought before the holders of the Class A common stock. Holders of the Class B common stock, Series A-7 preferred stock, Series B contingent convertible preferred stock and Series C contingent convertible preferred stock have no right to vote on the matters described in this Information Statement.

As permitted under Section 228 of the Delaware General Corporation Law, by written consent dated April 26 2004, stockholders of Essential Group representing more than a majority of the issued and outstanding shares of Class A common stock, Series A-1 preferred stock, Series A-2 preferred stock, Series A-3 preferred stock, Series A-4 preferred stock, Series A-5 preferred stock, Series A-6 preferred stock and Series E preferred stock of Essential Group, voting together as a single class, elected the following individuals to serve as directors of Essential Group until the next annual meeting of Essential Group’s stockholders or until their successors have been elected and qualified:

•	C. Lee Jones;

•	Ira Klimberg, M.D.;

•	Joan P. Neuscheler;

•	Zubeen Shroff; and

•	Christopher Steidle, M.D.

The nominees for election as directors are willing to be elected as directors. If as a result of circumstances not now known or foreseen, a nominee shall be unavailable or unwilling to serve as a director, the majority of stockholders may elect such other person as they deem advisable. More information about the above named nominees is included under the caption “Directors and Executive Officers.”

Because the election of directors has been approved by the holders of the required majority of our voting securities, no proxies are being solicited with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 1, 2004 with respect to our Class A common stock, par value $.001 per share, and preferred stock, par value $.001 per share, owned by each person who beneficially owns more than five percent of our outstanding Class A common stock, on an as converted basis, and preferred stock, by each of our named executive officers and directors and by all of our named executive officers and directors as a group.

	Class A Common Stock		Preferred Stock(1)
Name of Beneficial Owner(2)	# of Shares Owned(3)	Percentage Owned (%)	# of Shares Owned	Percentage Owned (%)
Galen Partners(4)	1,867,425	35.5%	1,776,425	33.8%
Tullis-Dickerson Capital Focus II, L.P(5)	1,515,763	36.1	771,740	14.7
LHC Corporation(6)	868,334	20.2	833,334	15.9
GE Capital Equity Investments, Inc.(7)	603,501	16.4	248,618	4.7
Delphi Ventures(8)	534,471	13.5	516,971	9.8
CIT Group/Equity Investments, Inc.(9)	416,667	10.8	416,667	7.9
Premier Research Worldwide Ltd.(10)	268,124	7.5	127,292	2.4
Jane Taylor(11)	187,091	5.4	123,181	2.3
C. Lee Jones(12)	336,932	8.9	—	—
David R. Adamoli(13)	261,679	7.1	28,526	*
Marc Grove(14)	56,966	1.6	—	—
Julie Ross(15)	50,071	1.4	205	*
Carl Derenfeld(16)	33,749	*	—	—
Ira Klimberg, M.D.(17)	98,750	2.8	2,045	*
Joan P. Neuscheler(18)	1,562,763	36.8	771,740	14.7
Zubeen Shroff(19)	1,867,425	35.5	1,776,425	33.8
Christopher Steidle, M.D.(20)	14,500	*	—	—
All executive officers and directors as a group (9 persons)(21)	4,282,835	62.3	2,578,941	48.8

*	Less than one percent.
(1)	Our preferred stock consists of Series A-1, A-2, A-3, A-4, A-5, A-6 and A-7 preferred stock, Series B contingent convertible preferred stock, Series C contingent convertible preferred stock and Series E preferred stock. The shares of Series A-1, A-2, A-3, A-4, A-5, A-6, A-7 and E preferred stock are convertible, at the option of the holder thereof, into shares of Class A common stock presently on a share-for-share basis. The Series B contingent convertible preferred stock and the Series C contingent convertible preferred stock are automatically convertible to shares of Class A common stock on a one-for-one basis upon the occurrence of specified conversion triggering events. The Series A-1, A-2, A-3, A-4, A-5, A-6 and A-7 preferred stock are sometimes collectively referred to as our Series A preferred stock.

(2)	Except as otherwise indicated, the mailing address of each person shown is c/o Essential Group, Inc., 1325 Tri-State Parkway, Suite 300, Gurnee, Illinois 60031.
(3)	Includes shares owned directly by the persons named and those shares with respect to which such persons directly or indirectly exercise voting or investment power. These amounts include shares of Class A common stock, preferred stock and warrants to purchase Class A common stock, if any, held by such persons. These amounts also include shares of Class A common stock and Series C contingent convertible preferred stock subject to outstanding stock options or warrants which are exercisable as of or within 60 days of March 1, 2004.
(4)	Includes 1,776,425 shares of Series A preferred stock and 44,000 shares of Class A common stock. Of these shares, 1,558,678 shares of Series A preferred stock and 40,196 shares of Class A common stock are held by Galen Partners III, L.P., 141,084 shares of Series A preferred stock and 3,639 shares of Class A common stock are held by Galen Partners International III, L.P., 6,382 shares of Series A preferred stock and 165 shares of Class A common stock are held by Galen Employee Fund III, L.P. and 70,281 shares of Series A preferred stock are held by Galen Associates. Also includes 47,000 shares of Class A common stock subject to outstanding warrants issued to Galen Advisors LLC. Zubeen Shroff, one of our directors, is a general partner of Claudius, L.L.C., a general partner of Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. Galen Partners is located at 610 Fifth Avenue, Rockefeller Center, New York, NY 10020.
(5)	Consists of 771,740 shares of Series A preferred stock and 744,023 shares of Class A common stock. Of these shares, 96,550 shares of Series A preferred stock and 89,287 shares of Class A common stock are held by TD Javelin Capital Fund, L.P., 96,550 shares of Series A preferred stock and 89,287 shares of Class A common stock are held by TD Origen Capital Fund, L.P. and 578,640 shares of Series A preferred stock and 565,449 shares of Class A common stock are held by Tullis-Dickerson Capital Focus II, L.P. Joan P. Neuscheler, one of our directors, is an officer of Tullis-Dickerson & Co., Inc., the manager of TD Javelin Capital Fund, L.P., TD Origen Capital Fund, L.P. and Tullis-Dickerson Capital Focus II, L.P. Tullis-Dickerson Capital Focus II, L.P. is located at Two Greenwich Plaza, Greenwich CT 06830.
(6)	Consists of 833,334 shares of Series A preferred stock and 35,000 shares of Class A common stock subject to outstanding warrants. LHC Corporation is located at 501 Silverside Road, Wilmington, DE 19809.
(7)	Consists of 248,618 shares of Series A preferred stock and 354,883 shares of Class A common stock. GE Capital Equity Investments, Inc. is located at 120 Long Ridge Road, Stamford, CT 60927.

(8)	Includes 516,971 shares of Series A preferred stock and 12,000 shares of Class A common stock. Of these shares, 259,045 shares of Series A preferred stock and 11,788 shares of Class A common stock are held by Delphi Ventures III, L.P., 4,664 shares of Series A preferred stock and 212 shares of Class A common stock are held by Delphi BioInvestments III, L.P., 248,147 shares of Series A preferred stock are held by Delphi Ventures IV, L.P. and 5,115 shares of Series A preferred stock are held by Delphi BioInvestments IV, L.P. Also includes 5,500 shares of Class A common stock subject to outstanding options issued to Donald Lothrop, a general partner of Delphi Ventures. Delphi Ventures is located at 3000 Sand Hill Road, Building 1, Suite 135, Menlo Park, CA 94025.
(9)	Consists of 416,667 shares of Series A preferred stock. The CIT Group/Equity Investments, Inc. is located at 44 Whippany Road, Suite 140, Morristown, NJ 07960.
(10)	Consists of 127,292 shares of Series A preferred stock and 140,832 shares of Class A common stock. Premier Research Worldwide, Ltd. is located at 30 South 17th Street, Philadelphia, PA 19103.
(11)	Ms. Taylor holds the shares of Class A common stock jointly with her husband, James Taylor. Dr. and Ms. Taylor also jointly own 123,181 shares of our Series B contingent convertible preferred stock. The Taylors are located at 2814 North Junett Street, Tacoma, WA 98407.
(12)	Consists of 336,932 shares of Class A common stock subject to outstanding options.
(13)	Consists of 261,679 shares Class A common stock and 28,526 shares of Series C contingent convertible preferred stock subject to outstanding options.
(14)	Consists of 56,966 shares of Class A common stock subject to outstanding options.
(15)	Consists of 50,071 shares of Class A common stock and 205 shares of Series C contingent convertible preferred stock subject to outstanding options.
(16)	Consists of 33,749 shares of Class A common stock subject to outstanding options.
(17)	Includes 38,250 shares of Class A common stock and 2,045 shares of Series C contingent convertible preferred stock subject to outstanding options.
(18)	Includes 47,000 shares of Class A common stock subject to outstanding options. Also includes 771,740 shares of Series A preferred stock and 744,023 shares of Class A common stock held by Tullis-Dickerson and its affiliates. Ms. Neuscheler is an officer of Tullis-Dickerson & Co., Inc., the manager of TD Javelin Capital Fund, L.P., TD Origen Capital Fund, L.P. and Tullis-Dickerson Capital Focus II, L.P. See note 5 above.
(19)	Includes 47,000 shares of Class A common stock subject to outstanding warrants issued to Galen Advisors LLC. Also includes 1,776,425 shares of Series A preferred stock and 44,000 shares of Class A common stock held by Galen Partners and its affiliates. Mr. Shroff is a general partner of Claudius, L.L.C., a general partner of Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P. and Galen Associates. See note 4 above.
(20)	Includes 14,000 shares of Class A common stock subject to outstanding options.
(21)	Includes 895,647 shares of Class A common stock and 30,776 shares of Series C contingent convertible preferred stock subject to outstanding options. Also includes shares of Series A preferred stock and shares of Class A common stock which are presently held by affiliates of Ms. Neuscheler and Mr. Shroff. See notes 18 and 19 above.

As of March 1, 2004, all of the 685,324 shares of our Class B common stock, par value $.001 per share, outstanding, was beneficially owned by Affiliated Research Centers, LLC. Essential Group is the manager of Affiliated Research Centers, LLC.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of the members of our Board of Directors and our executive officers as of March 1, 2004.

Name	Age	Position
C. Lee Jones	48	Chairman, President and Chief Executive Officer

Dennis N. Cavender	53	Chief Financial Officer and Secretary

Julie A. Ross	41	Executive Vice President

Ira Klimberg, M.D.	49	Director

Joan P. Neuscheler	45	Director

Zubeen Shroff	39	Director

Christopher Steidle, M.D.	46	Director

C. Lee Jones. Mr. Jones has served as our Chief Executive Officer since February 2001, as our Chairman since November 2000 and as our President since September 2000. He is also a member of our Nominating Committee. Mr. Jones served as our Chief Operating Officer from September 2000 until February 2001 and as our President, Research Services from March 2000 until September 2000. Mr. Jones has 22 years of pharmaceutical experience between The Upjohn Company and Abbott Laboratories. Prior to joining Essential Group, Mr. Jones was employed by Abbott Laboratories, a pharmaceutical company. Mr. Jones served as Vice President of Information Technology at Abbott from March 1996 until February 2000. Prior to that, Mr. Jones was the Director of Clinical Research at Abbott since August 1991. Mr. Jones is a director of ICON plc, an Irish contract research organization.

Dennis N. Cavender. Mr. Cavender has served as our Chief Financial Officer since January 2004. He joined us in October 2003 as Assistant Chief Financial Officer. Mr. Cavender has over 30 years of broad experience in financial and operating positions, including 13 years of service in pharmaceutical, medical device and biotechnology companies. Prior to joining us, Mr. Cavender was President of Ascend Group, Ltd., an executive and financial consulting services company, from June 2002 to October 2003. From September 2000 until June 2002, Mr. Cavender served as Vice President, Merger and Acquisition of Micron Electronics, Inc./Interland, Inc., a web hosting services company. Prior to that, Mr. Cavender was Executive Vice President and Chief Financial Officer of CyberCash, Inc., an internet payment services company, from July 1999 until September 2000. Mr. Cavender is also a partner of Tatum CFO Partners, L.L.P., a professional services firm.

Julie A. Ross. Ms. Ross has served as our Executive Vice President since October 2003. Prior to that, Ms. Ross served as our Vice President, Research Operations from June 2000 until October 2003. Ms. Ross joined us in October 1994 and has served in numerous positions including, Executive Director of Bids, Proposals & Contracts and Project Support Services from October 1999 until June 2000, Director of Bids, Proposals & Contracts from September 1998 until September 1999, Director of Project Development from March 1998 until August 1998, Manager of Business Development from April 1997 until March 1998, Director Operations from September 1996 until April 1997, Operations Manager from December 1995 until September 1996 and an IRB Coordinator from October 1994 until December 1995.

Ira Klimberg, M.D. Dr. Klimberg has served as a director since the founding of our company. He also serves as a member of our Nominating Committee and Compensation Committee. Dr. Klimberg was a member of the Audit Committee from June 1996 to March 2000. Dr. Klimberg has been in the private practice of urology since 1989. He has also been the Vice President and Secretary of Urologic Health Care, Inc., the Florida Foundation for Health Care Research, Inc./Florida Medical Management, LLC, an urologic diagnostic and ambulatory surgery center, since 1989.

Joan P. Neuscheler. Ms. Neuscheler has served as a director since August 2000 and serves as a member of the Audit Committee and Compensation Committee. She is the director nominated by the holders of our Series A-1, Series A-2 and Series A-3 preferred stock pursuant to the terms of an investor rights agreement among us and certain of our stockholders. She has been the President of Tullis-Dickerson & Co., Inc., a venture capital firm, since July 1998 and was Treasurer and Chief Financial Officer from April 1989 to 2000.

Zubeen Shroff. Mr. Shroff has served as a director since January 2000. He is the director nominated by the holders of our Series A-4 and Series A-5 preferred stock pursuant to the terms of the investor rights agreement among us and certain of our stockholders. He also serves as a member of the Compensation Committee, the Audit Committee and the Nominating Committee. Mr. Shroff is a general partner of Galen Associates, a healthcare venture capital firm. Mr. Shroff joined Galen in January 1997 from The Wilkerson Group, a provider of management consulting services to the healthcare products and services industry, where he was a Principal from 1995 to 1996. Mr. Shroff currently serves on the boards of directors of Halsey Drug Co., Inc. and Encore Medical Corporation.

Christopher Steidle, M.D. Dr. Steidle has served as a director since April 2002. He has been in the private practice of urology since 1989. He has also been the Medical Director of Northeast Indiana Research, LLC, an urologic diagnostic center, since 1989.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Registration Rights Agreement

We have entered into a registration rights agreement with the holders of our Series A-1, A-2, A-3, A-4, A-5, A-6 and A-7 preferred stock. Pursuant to the terms of the agreement, at any time after January 6, 2002, the holders of 40% of the shares covered by the agreement may demand registration of their shares, provided that:

•	there is a limit of two demand registrations on Form S-1 (but no limit on the number of demand registrations on Form S-3);

•	any Form S-1 registration must cover at least 750,000 shares; and

•	any Form S-3 registration must be offered at an aggregate offering price of at least $1,000,000.

In addition, the holders of registrable stock are entitled to piggyback registration rights in registered offerings of our securities occurring at least 180 days following the effective date of a registration statement for an initial public offering of our securities.

We have agreed to bear all reasonable expenses of registrations under the agreement other than underwriting discounts and commissions (which will be borne pro rata by us and the holders of registrable stock being registered).

Registration rights may not be assigned by the investors other than to up to 50 of an investor’s partners and unless the transferee would hold at least 100,000 shares of registrable stock and the transferee signs a counterpart to the agreement. Each investor has agreed to enter into a customary lock-up agreement with the underwriter, subject to the satisfaction of certain specified conditions.

As long as a minimum number of shares of registrable stock are outstanding, Essential Group may not grant other registration rights unless a majority of the holders of registrable stock consent in writing. All registration rights under the agreement expire five years following the effective date of a registration statement for an initial public offering of Essential Group’s securities.

Investor Rights Agreement

We have entered into an investor rights agreement with the holders of our Series A-1, A-2, A-3, A-4, A-5, A-6 and A-7 preferred stock.

The parties to the investor rights agreement have agreed that, until the consummation of an initial public offering of our securities, they will vote their shares and take all actions within their power to cause our Board of Directors to be comprised of:

•	The Chairman, President and Chief Executive Officer of the Board;

•	One director selected by the holders of the Series A-1, A-2 and A-3 preferred stock;

•	One director selected by the holders of the Series A-4 and A-5 preferred stock;

•	One director selected by LHC Corporation, a holder of the Series A-6 preferred stock;

•	Two physicians that are associated with the investigative sites in our network; and

•	One independent director.

In addition, the parties have agreed that the director selected by the holders of the Series A-1, A-2 and A-3 preferred stock will serve on the Audit Committee of the Board of Directors and the director selected by the holders of the Series A-4 and A-5 preferred stock will serve on the Compensation Committee of the Board of Directors.

We have agreed to provide to the other parties to the agreement annual, quarterly and monthly financial information. In addition, any extraordinary remuneration that we pay to our executive officers (other than arrangements in place or contemplated at the time of the agreement) in connection with the sale of Essential Group or termination of employment must be approved by the non-management directors.

We have also granted to the other parties to the agreement a right of first refusal to purchase their pro rata share of certain future issuances of our securities.

Some of Our Directors are Officers of Our Principal Stockholders

Some of our directors are also officers of companies that own more than 5% of the outstanding shares of our Class A common stock and our Series A preferred stock. Specifically, Joan P. Neuscheler is an officer of Tullis-Dickerson & Co., Inc., the manager of TD Javelin Capital Fund, L.P., TD Origen Capital Fund, L.P. and Tullis-Dickerson Capital Focus II, L.P. and Zubeen Shroff is a general partner of Claudius, L.L.C., a general partner of Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. In addition, as discussed above, LHC Corporation has the right to select one director to our Board of Directors, which position is currently vacant.

Committees and Meetings of the Board

Essential Group has standing compensation, audit and nominating committees.

Compensation Committee

The Compensation Committee is currently comprised of Ira Klimberg, M.D., Joan P. Neuscheler and Zubeen Shroff. The functions of the Compensation Committee are to review and approve annual salaries and bonuses for all of Essential Group’s executive officers and other key management employees, review, approve and recommend to the Board the terms and conditions of all employee benefit plans or changes thereto and administer Essential Group’s stock option and incentive equity plans.

Audit Committee

The Audit Committee is currently comprised of Joan P. Neuscheler and Zubeen Shroff, neither of whom is considered independent under the New York Stock Exchange or NASD listing standards. The Board of Directors has determined that Ms. Neuscheler is the company’s audit committee financial expert. The functions of the Audit Committee are to appoint the independent public accountants of Essential Group, discuss and review the scope and the fees of the prospective audit and non-audit services, consider issues relating to auditor independence, review the results of the annual audit with Essential Group’s independent public accountants, review compliance with existing major accounting and financial policies of Essential Group, review the adequacy of the financial organization of Essential Group, review management’s procedures and policies relative to the adequacy of Essential Group’s internal accounting controls and compliance with federal and state laws relating to accounting practices, and review and approve (with the concurrence of a majority of the independent directors of Essential Group) transactions, if any, with affiliated parties. On May 15, 2003, the Board of Directors adopted the Audit Committee Charter, which is attached to this information statement as Exhibit A.

Nominating Committee

The Nominating Committee is currently comprised of C. Lee Jones, Ira Klimberg, M.D., and Zubeen Shroff, none of whom is considered independent under the New York Stock Exchange or NASD listing standards. The Nominating Committee identifies nominees to stand for election to our Board of Directors and considers nominations from stockholders, if any. The Nominating Committee does not have a written charter.

The Nominating Committee will consider nominees for election to the Board of Directors proposed by stockholders if the following information concerning each nominee is timely submitted by means of a written notice to Essential Group’s Secretary: (1) the nominee’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations thereunder and (2) as to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements and understandings between the stockholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice and any other information relating to the stockholder that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder. The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. To be timely, any such notice must be delivered to or mailed and received at our principal executive offices not less than 60 nor more than 90 days before the date we first mailed our proxy materials for the prior year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after the anniversary of the prior year’s annual meeting, any such notice must be received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made.

During 2003, four meetings of the Board of Directors, four meetings of the Audit Committee, one meeting of the Compensation Committee and no meetings of the Nominating Committee were held. All directors attended at least 75%, in the aggregate, of the number of meetings of the Board of Directors and the committees of which they were members during their periods of service as directors and committee members in 2003.

Stockholders or other interested parties may communicate with the Board of Directors, its committees or any member of the Board of Directors by writing to such person or group at Essential Group, Inc., Attention: Secretary, 1325 Tri-State Parkway, Suite 300, Gurnee, Illinois 60031. Management will review all such communications and determine whether such communications require immediate attention. Management will forward all such communications, or a summary of such communications, to the appropriate director or directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Essential Group’s officers and directors and beneficial owners of more than 10% of a registered class of Essential Group’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish Essential Group with copies of all Section 16(a) forms they file. Based solely on the reports received by Essential Group and on the representations of the reporting persons, Essential Group believes that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2003.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information about compensation earned by our Chief Executive Officer and our four other most highly compensated executive officers for services rendered for our last three fiscal years. The officers listed in the following table are referred to as the named executive officers:

		Annual Compensation				Long – Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Securities underlying Options (#)	LTIP Payouts ($)	All Other Compen- sation ($)(1)
C. Lee Jones Chairman, President and Chief Executive Officer	2003 2002 2001	$219,997 232,292 212,738	$	— 91,375 25,000	— — —	— — —	772,500 — 30,000	— — —	$2,907 5,100 5,917

David R. Adamoli(2) Chief Financial Officer and Secretary	2003 2002 2001	$197,803 208,333 200,000	$	— 70,000 25,000	— — —	— — —	202,632 500 10,000	— — —	$3,669 5,100 6,035

Carl Derenfeld(3) Vice President, Patient Recruitment	2003 2002 2001	$171,304 — —	$	— — —	— — —	— — —	135,000 — —	— — —	$2,333 — —

Marc Grove(4) Chief Information Officer	2003 2002 2001	$167,871 181,250 170,000	$	— 30,600 10,000	— — —	— — —	90,000 — 28,000	— — —	$1,413 5,100 5,030

Julie A. Ross Executive Vice President	2003 2002 2001	$154,144 158,850 137,623		$30,000 28,496 17,125	— — —	— — —	137,135 500 10,000	— — —	$3,036 4,766 4,642

(1)	Represents contributions by Essential Group to Essential Group’s 401(k) plan.
(2)	Mr. Adamoli served as Chief Financial Officer of the company until December 31, 2003.
(3)	Mr. Derenfeld joined the company in January 2003. Mr. Derenfeld left the company in January 2004.
(4)	Mr. Grove left the company in February 2004.

Stock Option Grants

The following table sets forth information regarding stock options granted to the named executive officers during the year ended December 31, 2003, all of which were granted under the Amended and Restated 1996 Employee Stock Option Plan. None of the named executive officers received stock appreciation rights, or SARs.

	Individual Grants							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year		Exercise Price ($/Sh)		Expiration Date	5% ($)		10% ($)
C. Lee Jones	772,500	(1)	46.2%			$2.00	2/6/13		$971,642		$2,462,332

David R. Adamoli	202,632	(2)	12.1%			$2.00	2/6/13		$254,868		$645,886

Carl Derenfeld	135,000	(3)	8.1%			$2.00	2/6/13		$169,802		$430,310

Marc Grove	90,000	(4)	5.4%			$2.00	2/6/13		$113,201		$286,874

Julie Ross	97,135 40,000	(5) (6)	5.8 2.4	% %	$ $	2.00 2.00	2/6/13 12/16/13	$ $	122,175 31,445	$ $	309,616 79,687

(1)	The options were granted on February 6, 2003. Of these options, 118,700 shares were exercisable immediately and the remainder vests in equal installments at the end of each quarter for twelve quarters, with the first quarter beginning on the date of grant.
(2)	The options were granted on February 6, 2003. Of these options, 118,100 shares were exercisable immediately and the remainder vests in equal installments at the end of each quarter for twelve quarters, with the first quarter beginning on the date of grant.
(3)	The options were granted on February 6, 2003 and vest in equal installments at the end of each quarter for twelve quarters, with the first quarter beginning on the date of grant.
(4)	The options were granted on February 6, 2003. Of these options, 40,000 shares were exercisable immediately and the remainder vests in equal installments at the end of each quarter for twelve quarters, with the first quarter beginning on the date of grant.
(5)	The options were granted on February 6, 2003. Of these options, 14,300 shares were exercisable immediately and the remainder vests in equal installments at the end of each quarter for twelve quarters, with the first quarter beginning on the date of grant.
(6)	The options were granted on December 16, 2003 and vest in four equal annual installments beginning on December 16, 2004.

Exercise of Stock Options and Year-End Values

The following table sets forth information regarding the number and value of unexercised class A common stock options held by each of the named executive officers as of December 31, 2003. None of the named executive officers exercised stock options in 2003. None of the named executive officers holds SARs.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End	Value of Unexercised In- The-Money Options at Fiscal Year-End
			Exercisable/ Unexercisable	Exercisable/ Unexercisable
C. Lee Jones	—	—	282,149/490,351	0/0

David R. Adamoli	—	—	198,279/63,400	0/0

Carl Derenfeld	—	—	33,749/101,251	0/0

Marc Grove	—	—	52,499/37,501	0/0

Julie Ross	—	—	43,373/102,127	0/0

Amended and Restated 1996 Employee Stock Option Plan

Our Amended and Restated 1996 Employee Stock Option Plan permits our Board of Directors broad discretion to grant stock options to officers and employees who are responsible for contributing to the management, growth or profitability of our business. The total number of shares that may be issued under the Employee Stock Option Plan is 2,011,000 shares of Class A common stock and 79,767 shares of Series C contingent convertible preferred stock. The maximum share number can be adjusted if Essential Group undertakes a stock split, stock dividend or other similar transaction. The terms that our Board of Directors has the discretion to determine include:

•	the exercise price of the option;

•	the term of the option, which cannot exceed 10 years; and

•	any modifications of the time or manner of vesting or the exercise price, subject to applicable legal restrictions and to the consent of the other party to the agreement.

The option agreements between us and each existing optionee provide that, upon the occurrence of a Change in Control, the option will become immediately vested to the extent of 100% of the option shares. For options granted after January 1, 2001, the exercisability of the option will not be accelerated if and to the extent the option, in connection with the Change in Control, remains outstanding, or is assumed by the surviving corporation or its parent or substituted with an award with substantially the same terms by the surviving corporation or its parent.

“Change in Control” is defined under the Employee Stock Option Plan to mean any of the following:

•	the execution by Essential Group of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person which results in less than a majority of the voting power of the surviving corporation being held by the holders of our common stock immediately prior to the transaction;

•	the execution by Essential Group of an agreement for the sale or other transfer of all or substantially all of our assets to another corporation or legal person which results in less than a majority of the voting power of the surviving corporation being held by the holders of our common stock immediately prior to the transaction;

•	there is a report filed on Schedule 13D or Schedule 14D-1, each as promulgated pursuant to the Securities Exchange Act of 1934, disclosing, or Essential Group is otherwise notified, that any person has or intends to become a beneficial owner (as defined under Rule 13d-3 promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding voting stock, including, without limitation, a tender offer or exchange offer. However, any acquisitions directly from us that are approved by our existing Board of Directors, any acquisition by us, or any acquisition by any employee benefit plan sponsored by us do not constitute a Change in Control;

•	during any two-year period, individuals who at the beginning of such period constitute the directors of Essential Group cease for any reason to constitute at least a majority of the Board of Directors; or

•	we adopt a plan for the liquidation or dissolution of Essential Group.

1996 Consultants Warrant Stock Plan

Our 1996 Consultants Warrant Stock Plan permits our Board of Directors broad discretion to grant stock options to consultants who will contribute to our long range success. The total number of shares that may be issued under the Consultants Warrant Stock Plan is 150,000 shares of Class A common stock. The maximum share number can be adjusted if Essential Group undertakes a stock split, stock dividend or other similar transaction. Our Board of Directors has discretion to determine the terms and conditions of each option, including:

•	the exercise price of the option;

•	the term of the option, which cannot exceed 10 years; and

•	any modifications of the time or manner of vesting or the exercise price, subject to applicable legal restrictions and to the consent of the other party to the agreement.

The option agreements between us and each existing optionee provide that, upon the occurrence of a Change in Control, the option will become immediately vested to the extent of 100% of the option shares. For options granted after January 1, 2001, the exercisability of the option will not be accelerated if and to the extent the option, in connection with the Change in Control, remains outstanding, or is assumed by the surviving corporation or its parent or substituted with an award with substantially the same terms by the surviving corporation or its parent. The definition of Change in Control under the Consultants Warrant Stock Plan is the same as under the Employee Stock Option Plan described above.

Amended and Restated 1996 Director Stock Option Plan

Our 1996 Amended and Restated Director Stock Option Plan permits our Board of Directors broad discretion to grant stock options to directors who contribute to the management, growth or profitability of our business. The total number of shares that may be issued under the Director Stock Option Plan is 350,000 shares of Class A common stock and 21,477 shares of Series C contingent convertible preferred stock. The maximum share number can be adjusted if Essential Group undertakes a stock split, stock dividend or other similar transaction. Our Board of Directors has discretion to determine the terms and conditions of each option, including:

•	the exercise price of the option;

•	the term of the option, which cannot exceed 10 years; and

•	any modifications of the time or manner of vesting or the exercise price, subject to applicable legal restrictions and to the consent of the other party to the agreement.

The option agreements between us and each existing optionee provide that, upon the occurrence of a Change in Control, the option will become immediately vested to the extent of 100% of the option shares. For options granted after January 1, 2001, the exercisability of the option will not be accelerated if and to the extent the option, in connection with the Change in Control, remains outstanding, or is assumed by the surviving corporation or its parent or substituted with an award with substantially the same terms by the surviving corporation or its parent. The definition of Change in Control under the Director Stock Option Plan is the same as under the Employee Stock Option Plan described above.

Employment Agreements

We have entered into employment, confidentiality, non-competition and severance agreements with C. Lee Jones and David R. Adamoli. Except for compensation provisions, the terms of these agreements are substantially similar. The agreements require each executive to maintain the confidentiality of our proprietary information and refrain from competing with and soliciting employees from Essential Group during his employment and for a period of up to one year after his termination. Further, unless the executive is terminated for cause or following a Change in Control, he is entitled for a period of one year following termination of his employment with us to receive the aggregate of the sum of his highest annual base salary during the three-year period prior to his termination and his average annual cash and equity incentive compensation award during the same three-year period. In addition, under Mr. Jones’ employment agreement, all of his stock options cease to vest on the date of involuntary termination, and he has the right to exercise his vested stock options at any time no later than 90 days after the date of his involuntary termination. Under Mr. Adamoli’s employment agreement, all of Mr. Adamoli’s stock options become immediately vested and exercisable upon his involuntary termination, and he has the right to exercise his vested stock options at any time no later than the expiration date of the stock options.

Pursuant to the employment agreements, if the executive is terminated at any time during a period of two years following a Change in Control, unless for cause, or he terminates his employment with Essential Group during such two-year period upon the occurrence of certain events, including, without limitation, a reduction in the aggregate of the executive’s base pay and incentive pay or the failure of Essential Group to maintain the executive in the office or position, or a substantially equivalent office or position of or with Essential Group, which he held immediately prior to a Change in Control, the executive will be entitled to receive a lump sum payment in an amount equal to the sum of his base pay (at the highest rate in effect for any period prior to the termination date) and incentive pay. In addition, the executive will be entitled to receive for a period of twelve months following the termination date, welfare benefits substantially similar to those that he was receiving or entitled to receive immediately prior to the termination date and outplacement services in an amount up to 20% of his base pay. Furthermore, all of the executive’s stock options that were outstanding and not exercisable on the date of the agreement will become immediately exercisable, all stock options granted to the executive after the date of the agreement will terminate on the termination date, and in the case of Mr. Jones, he will be entitled to exercise his options until one year after the termination date, and in the case of Mr. Adamoli, he will be entitled to exercise his options until the expiration date of the stock options.

In the above described agreements, a “Change in Control” is defined to include:

•	the acquisition by any individual, entity or group of beneficial ownership of 15% or more of the combined voting power of the then outstanding voting stock of Essential Group, except in several instances;

•	individuals who currently constitute the Board cease for any reason to constitute at least a majority of the Board, with several exceptions;

•	consummation of a reorganization, merger or consolidation or a sale or other disposition of all or substantially all of the assets of Essential Group, unless, in each case, immediately following such event,

•	all or substantially all of the individuals and entities who were the beneficial owners of our voting stock immediately prior to the event beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such event is substantially the same proportions relative to each other as their ownership, immediately prior to such transaction, of our voting stock;

•	no person (other than Essential Group, such entity resulting from the transaction or any employee benefit plan (or related trust) sponsored or maintained by us) beneficially owns, directly or indirectly, 15% or more of the then outstanding shares of common stock of the entity resulting from the transaction or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of such entity; and

•	at least a majority of the members of the board of directors of the entity resulting from the transaction were members of the incumbent board at the time of the execution of the initial agreement or of the action of the board providing for the transaction.

or

•	the approval by the stockholders of Essential Group of a complete liquidation or dissolution of Essential Group, except pursuant to a transaction described above.

We also entered into employment, confidentiality and non-competition with Messrs. Derenfeld and Grove and Ms. Ross. Except for compensation provisions, the terms of these agreements are substantially similar. The agreements require the executive to maintain the confidentiality of our proprietary information and refrain from competing with and soliciting employees from Essential Group during his or her employment and for a period of up to one year after his or her termination. Under Mr. Derenfeld’s and Ms. Ross’ agreements, unless terminated for cause, he or she is entitled to receive three months base salary at his or her current salary, all of his or her stock options cease to vest on the termination date, and he or she will have the right to exercise any vested stock options at any time no later than, in the case of Mr. Derenfeld, 90 days, and in the case of Ms. Ross, 12 months, after the date of termination. In addition, if he or she is involuntary terminated without cause within two years following a change in control, all of his or her stock options become vested and immediately exercisable. Under Mr. Grove’s agreement, unless he is terminated for cause, he is entitled for a period of three months following his termination to receive the aggregate of 25% of the sum of (1) his highest annual base salary during the three-year period prior to his termination and (2) his average annual cash and equity incentive compensation award during the same three-year period. In addition, all of Mr. Grove’s stock options will cease vesting on his termination date, and he will have the right to exercise his vested stock options at any time no later than 90 days after the date of his termination.

Director’s Compensation

We currently pay our non-employee directors annual director compensation in the form of an annual grant of stock options under our Amended and Restated 1996 Director Stock Option Plan. We also reimburse directors for expenses incurred to attend Board or committee meetings. Under our compensation policy for outside directors, each director is granted non-qualified stock options to purchase 4,000 shares of Class A common stock for serving on our Board of Directors during the year and stock options to purchase 1,000 shares of Class A common stock for each regular meeting of the Board of Directors attended by the director. In addition, we grant to each director a stock option to purchase 2,000 shares of Class A common stock for each committee membership held by a director during the year. For their services as directors in 2003, we granted Dr. Klimberg options to purchase 10,000 shares of Class A common stock, Ms. Neuscheler options to purchase 11,000 shares of Class A common stock and Dr. Steidle options to purchase 7,000 shares of Class A common stock. We also granted warrants to purchase 12,000 shares of Class A common stock to Galen Advisors, LLC in consideration for Mr. Shroff’s services as a representative director for the Series A-4 and A-5 preferred stockholders and warrants to purchase 8,000 shares of Class A common stock to LHC Corporation in consideration for Claudie Williams’ services as a representative director for LHC Corporation. Ms. Williams resigned from our Board of Directors in February 2004.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board establishes our compensation policies and the compensation of our officers and establishes and administers our compensation programs. The committee’s members are Ira Klimberg, M.D., Joan P. Neuscheler and Zubeen Shroff. None of these directors is, or has been, an executive officer of Essential Group.

Compensation Committee Report on Executive Compensation

Executive Compensation Philosophy. The Compensation Committee is responsible for establishing salaries, incentives and other forms of compensation for Essential Group’s directors, officers and employees and for administering Essential Group’s equity incentive plans and other incentive and benefit plans. The compensation philosophy supported by the Compensation Committee recognizes the need to attract and retain talented executives to meet Essential Group’s business requirements. In doing so, however, the Compensation Committee is mindful of overall stockholder return and believes that incentive program design and payments should appropriately reflect comparisons with peer company performance.

The Compensation Committee advises, recommends and approves compensation strategies, policies and pay levels necessary to support the business. Subject to the approval of the Board of Directors, the Compensation Committee determines the remuneration of the Chairman, President and Chief Executive Officer and other executives. Only directors who are not employees of Essential Group may serve on the Compensation Committee.

Executive Compensation. Essential Group’s compensation program utilizes company performance and individual performance as determinants of executive pay levels. In determining executive compensation, the Compensation Committee reviews the following measurable factors:

•	external market data on executive compensation;

•	Essential Group’s performance;

•	the individual’s contribution to Essential Group’s success;

•	the competitive environment for the retention of executive talent; and

•	the internal equity of compensation levels among executive officers.

In addition, Essential Group’s compensation policy for executive officers for the fiscal year ended December 31, 2003 was designed to achieve the following objectives:

•	to enhance profitability of Essential Group and align management’s long-term interests with those of its stockholders;

•	to reward executive performance that is consistent with Essential Group’s annual and long-term performance goals;

•	to recognize individual initiative and achievement; and

•	to provide competitive compensation that will attract and retain qualified executives.

An executive officer’s compensation package includes: (1) base salary, which is based on the overall performance of Essential Group and external market data, (2) annual performance-based compensation, which is based upon achievement of pre-determined financial objectives of Essential Group and individual objectives, and (3) long-term incentive compensation, in the form of stock options, granted with the objective of aligning executive officers’ long-term interests with those of Essential Group’s stockholders and encouraging the achievement of superior results over an extended period. Subject to the approval of the Board, the Compensation Committee determines all elements of compensation for the Chairman, President and Chief Executive Officer. For other executive officers, the Compensation Committee makes determinations based on relevant data and recommendations made by the Chairman, President and Chief Executive Officer.

Base Compensation. The Compensation Committee reviews base salaries annually. In setting base salaries for executive officers, the Compensation Committee generally takes into account the following factors:

•	Essential Group’s past financial performance and future expectations;

•	the general and industry-specific business environment;

•	the individual executive officer’s base compensation in the prior year;

•	periodic published surveys of base compensation at comparable companies;

•	annual compensation increases at such companies; and

•	corporate and individual performance.

The Compensation Committee’s review of the above factors is subjective and the Compensation Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers. For fiscal year 2003, base salaries and variable incentive compensation opportunities for executive officers of Essential Group were targeted at levels which would cause total annual compensation (i.e., salary and bonus) of executive officers to average at approximately the median of compensation for officers of comparatively sized companies and for overall industry practice.

Performance-Based Compensation. Essential Group’s performance-based compensation policies are designed to reward executive officers when Essential Group meets or exceeds pre-determined goals and are also based on various non-financial objectives such as the ability to recognize and pursue new business opportunities and initiate programs to enhance Essential Group’s growth and success. In establishing performance bonus formulas for Essential Group’s executive officers for fiscal year 2003, the Compensation Committee considered:

•	the annual base compensation of each individual;

•	individual performance;

•	the actual performance of Essential Group as compared to projected performance under its annual operating plan;

•	the projected future performance of Essential Group;

•	the general business environment; and

•	periodically published surveys of performance compensation at comparable companies.

The Compensation Committee’s review of the above factors was subjective and the Compensation Committee did not assign a fixed value or weight to any specific factors when making its decisions regarding potential bonuses of executive officers.

Chairman, President and Chief Executive Officer Compensation. Mr. Jones, the Chairman of the Board, President and Chief Executive Officer, may participate in the same compensation programs that are available to Essential Group’s other executive officers and his compensation is reviewed annually in accordance with the policies applicable to other executive officers as described above. No bonuses were paid to Mr. Jones in fiscal year 2003.

COMPENSATION COMMITTEE

Zubeen Shroff, Chairperson

Ira Klimberg, M.D.

Joan P. Neuscheler

INDEPENDENT PUBLIC ACCOUNTANTS

On August 7, 2002, our Board of Directors, based on the recommendation of our Audit Committee, approved the appointment of Grant Thornton LLP as our independent public accountants for the fiscal year ended December 31, 2002, to replace Arthur Andersen LLP as our independent auditors, effective as of August 7, 2002. In addition, Grant Thornton has been selected to serve as our independent public accountants for the fiscal year ending December 31, 2004.

Audit Fees

Grant Thornton billed fees to Essential Group of approximately $105,500 in fiscal year 2003 and approximately $85,000 in fiscal year 2002 for professional services rendered by Grant Thornton for the audit of our annual financial statements and the reviews of interim financial statements included in our Quarterly Reports on Form 10-Q filed during fiscal year 2003 and the second and third quarters of fiscal year 2002.

Audit-Related Fees

Grant Thornton billed approximately $2,516 to Essential Group in fiscal year 2003 and approximately $2,682 in fiscal year 2002 for assurance and related services rendered by Grant Thornton that were reasonably related to the performance of the audit or review of our financial statements and not included in “Audit Fees” above. These fees were for travel and other expenses related to the audit of our annual financial statements and reviews of interim financial statements.

Tax Fees

In fiscal years 2003 and 2002, Grant Thornton billed no fees for professional services for tax compliance, tax advice and tax planning.

All Other Fees

Grant Thornton billed approximately $11,000 to Essential Group in fiscal year 2003 and approximately $22,950 in fiscal year 2002 for products and services provided by Grant Thornton, other than those services covered above. These services included audit of pension plans in fiscal years 2003 and 2002 and management realignment consulting services in fiscal year 2002.

In accordance with the Sarbanes-Oxley Act of 2002, our Audit Committee established policies and procedures under which all audit and non-audit services performed by Essential Group’s principal accountants must be approved in advance by the Audit Committee. As provided in the Sarbanes-Oxley Act, all audit and non-audit services to be provided after May 6, 2003 must be pre-approved by the Audit Committee in accordance with these policies and procedures. Based in part on consideration of the non-audit services provided by Grant Thornton during fiscal year 2003, the Audit Committee determined that such non-audit services were compatible with maintaining the independence of Grant Thornton. Since May 6, 2003, 100% of the services described under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above were approved by the Audit Committee. We believe that none of the time expended on Grant Thornton’s engagement to audit our financial statements for fiscal year 2003 was attributable to work performed by persons other than Grant Thornton’s full-time, permanent employees.

Audit Committee Report

The Audit Committee of Essential Group’s Board is responsible for providing independent, objective oversight of Essential Group’s accounting functions and internal controls. The Audit Committee’s members are Joan P. Neuscheler and Zubeen Shroff, neither of whom is considered independent under the New York Stock Exchange or NASD listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. The charter is attached to this information statement as Exhibit A.

Management is responsible for Essential Group’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of Essential Group’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2003 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee has also considered whether the provision of non-audit services to Essential Group by Grant Thornton is compatible with maintaining their independence.

Based upon the Audit Committee’s discussions with management and the independent accountants, its review of the representations of management and the report of the independent accountants, the Audit Committee recommended the inclusion of the audited consolidated financial statements in Essential Group’s Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission on March 19, 2004.

THE AUDIT COMMITTEE

Joan P. Neuscheler

Zubeen Shroff

PROPOSALS BY SECURITY HOLDERS

The Board of Directors does not know of any matters that are to be presented to the stockholders for their approval and consent pursuant to the written consent of majority of the stockholders other than those referred to in this Information Statement.

By Order of the Board of Directors

/s/ C. Lee Jones

C. Lee Jones

Chairman, President and Chief Executive Officer

Exhibit A

ESSENTIAL GROUP, INC.

AUDIT COMMITTEE CHARTER

Purposes

The purposes of the Committee are to (a) assist the Board of Directors in fulfilling the Board of Directors’ oversight responsibilities with respect to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and the Company’s internal audit function; and (b) prepare the Committee’s report, made pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), to be included in the Company’s annual proxy statement (the “Audit Committee Report”).

Composition of the Committee

Number. The Committee shall consist of no fewer than three members.

Qualifications.

1)	At least one member of the Committee shall have accounting or related financial management expertise sufficient to meet the criteria of an “audit committee financial expert” as defined by the SEC. The Board of Directors shall determine, in its business judgment, whether a member is financially literate and whether at least one member meets the audit committee financial expert criteria.

2)	Each Committee member shall receive as compensation from the Company only director’s fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a Board Committee).

Appointment. The Board of Directors will appoint the members and the Chairman of the Committee. Committee members shall serve at the pleasure of the Board of Directors and for such term or terms as the Board of Directors may determine.

Duties and Responsibilities of the Committee

The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements.

In performing its responsibilities, the Committee shall:

1)	Retain the Independent Auditors: The Committee has the sole authority to approve any non-audit engagements with the Company’s independent auditors. The Committee is to exercise this authority in a manner consistent with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC. The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

2)	Review and Discuss the Independence of the Auditors: In connection with the retention of the Company’s independent auditors, the Committee is to, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Committee is responsible for (a) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors, and (c) taking appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence. In connection with the Committee’s evaluation of the auditors’ independence, the Committee shall also review and evaluate the lead partner of the independent auditors and take such steps as may be required by law with respect to the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditors.

3)	Set Hiring Policies: The Committee is to set hiring policies for employees or former employees of the independent auditors, which include the restrictions set forth in Section 206 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

4)	Review and Discuss the Audit Plan: The Committee is to review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations.

5)	Review and Discuss Conduct of the Audit: The Committee is to review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including (a) any restriction on audit scope or on access to requested information, (b) any disagreements with management, and (c) significant issues discussed with the independent auditors’ national office.

6)	Review and Discuss Financial Statements and Disclosures: The Committee is to review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including (a) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and (b) the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

7)	Review and Discuss Internal Audit Plans: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities.

8)	Review and Discuss Internal Audit Reports: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the annual report of the audit activities, examinations and results thereof of the internal auditing department.

9)	Review and Discuss the Systems of Internal Accounting Controls: The Committee is to review and discuss with the independent auditors, the senior internal auditing executive and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs, the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

10)	Review and Discuss the Recommendations of Independent Auditors: The Committee is to review and discuss with the senior internal auditing executive and the appropriate members of the staff of the internal auditing department recommendations made by the independent auditors and the senior internal auditing executive, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

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11)	Review and Discuss the Audit Results: The Committee is to review and discuss with the independent auditors (A) the report of their annual audit, or proposed report of their annual audit, (B) the accompanying management letter, if any, (C) the reports of their reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (D) the reports of the results of such other examinations outside of the course of the independent auditors’ normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC and, as appropriate, (a) a review of major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and (ii) the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) a review of analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, and (c) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

12)	Obtain Assurances under Section 10A(b) of the Exchange Act: The Committee is to obtain assurance from the independent auditors that in the course of conducting the audit, there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under Section 10A(b) of the Exchange Act (e.g., illegal conduct, preferred related party transactions and whether there is substantial doubt about the Company’s ability to continue as a going concern).

13)	Discuss Risk Management Policies: The Committee is to discuss policies with respect to risk assessment and risk management to assess and manage the Company’s exposure to risk. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.

14)	Obtain Reports Regarding Conformity With Legal Requirements and the Company’s Code of Business Conduct and Ethics: The Committee is to periodically obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s code of ethics for senior officers. The Committee should advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and the Company’s code of ethics for senior officers.

15)	Discuss With Management and Independent Auditors Complaints Regarding Financial Statements or Accounting Policies: The Committee is to discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company’s financial statements or accounting policies.

16)	Discuss With Counsel Matters Regarding Financial Statements or Compliance Policies: The Committee should discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

17)	Review and Discuss Other Matters: The Committee should review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

18)	Make Board Reports: The Committee should report its activities regularly to the Board of Directors in such manner and at such times as the Committee and the Board of Directors deem appropriate, but in no event less than once a year. Such report shall include the Committee’s conclusions with respect to its evaluation of the independent auditors.

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19)	Maintain Flexibility. The Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

Meetings of the Committee

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Chairman of the Committee shall, in consultation with the other members of the Committee, the Company’s independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. The Committee may also take any action permitted hereunder by unanimous written consent.

The Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall meet with the Company’s management, the internal auditors and the independent auditors periodically in separate private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its responsibilities and carry out its duties as required by law, including the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

Audit Committee Report

The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, the Audit Committee Report.

Annual Review of Charter

The Committee will conduct and review with the Board of Directors annually an evaluation of this Charter and recommend any changes to the Board of Directors. The Committee may conduct this charter evaluation in such manner as the Committee, in its business judgment, deems appropriate.

Annual Performance Evaluation

The Committee will conduct and review with the Board of Directors annually an evaluation of the Committee’s performance with respect to the requirements of this Charter. This evaluation should also set forth the goals and objectives of the Committee for the upcoming year. The Committee may conduct this performance evaluation in such manner as the Committee, in its business judgment, deems appropriate.

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